LEEWARD GROUP, INC.

CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2010 AND 2009

UNAUDITED

LEEWARD GROUP, INC.
Balance Sheets

ASSETS

	March 31,	December 31,
	2010	2009
	(unaudited)
CURRENT ASSETS

Cash	$93,670	$183,361
Restricted cash	87,769	113,085
Accounts receivable	108,544	102,841
Prepaid expenses	-	6,667

Total Current Assets	289,983	405,954

PROPERTY AND EQUIPMENT, net	6,212	8,049

OTHER ASSETS
Intangible assets, net	596,351	626,708

TOTAL ASSETS	$892,546	$1,040,711

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts payable and accrued expenses	$22,885	$24,201
Premiums in trust	74,607	96,122
Capital leases	15,641	17,586
Related party note payable	32,466	33,590
Short-term notes payable	234,000	249,901
Notes payable, current portion	50,413	49,664

Total Current Liabilities	430,012	471,064

LONG-TERM LIABILITIES

Notes payable, net of current portion	580,213	596,370

TOTAL LIABILITIES	1,010,225	1,067,434

STOCKHOLDERS' EQUITY (DEFICIT)

Common stock; $0.01 par value,100,000,000 shares
authorized; 12,105,802 and 12,105,802 shares issued
and outstanding, respectively	121,058	121,058
Additional paid-in capital	367,866	367,866
Accumulated deficit	(606,603)	(515,647)

Total Stockholders' Equity (Deficit)	(117,679)	(26,723)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$892,546	$1,040,711

The accompanying notes are an integral part of these financial statements.

1

LEEWARD GROUP, INC.
Statements of Operations
(unaudited)

	For the Three Months Ended
	March 31,
	2010	2009

REVENUES	$322,909	$296,415

OPERATING EXPENSES

Depreciation and amortization	32,194	36,713
Salaries and wages	209,575	157,108
General and administrative	139,373	91,268

Total Operating Expenses	381,142	285,089

OPERATING LOSS	(58,233)	11,326

OTHER INCOME (EXPENSE)

Interest income	137	154
Interest expense	(32,860)	(21,308)

Total Other Income (Expense)	(32,723)	(21,154)

NET LOSS BEFORE INCOME TAXES	(90,956)	(9,828)

INCOME TAX EXPENSE	-	-

NET LOSS	$(90,956)	$(9,828)

BASIC AND DILUTED LOSS
PER SHARE	$(0.01)	$(0.00)

WEIGHTED AVERAGE NUMBER
NUMBER OF SHARES OUTSTANDING	12,105,802	12,105,802

The accompanying notes are an integral part of these financial statements.

2

LEEWARD GROUP, INC.
Statements of Stockholders' Equity (Deficit)
(unaudited)
					Total
			Additional		Stockholders'
	Common Stock		Paid-in	Accumulated	Equity
	Shares	Amount	Capital	Deficit	(Deficit)

Balance, December 31, 2008	12,105,802	$121,058	$329,042	$(272,690)	$177,410

Value of beneficial conversion feature	-	-	38,824	-	38,824

Net loss for the year
ended December 31, 2009	-	-	-	(242,957)	(242,957)

Balance, December 31, 2009	12,105,802	121,058	367,866	(515,647)	(26,723)

Net loss for the three months
ended March 31, 2010	-	-	-	(90,956)	(90,956)

Balance, March 31, 2010	12,105,802	$121,058	$367,866	$(606,603)	$(117,679)

The accompanying notes are an integral part of these financial statements.

3

LEEWARD GROUP, INC.
Statements of Cash Flows
(unaudited)

	For the Three Months Ended
	March 31,
	2010	2009

OPERATING ACTIVITIES

Net loss	$(90,956)	$(9,828)
Adjustments to reconcile net loss to
net cash used by operating activities:
Depreciation and amortization	32,194	36,713
Amortization of benefical conversion feature	15,099	-
Changes in operating assets and liabilities
Accounts receivable	(5,703)	(34,755)
Prepaid expenses	6,667	-
Accounts payable	(1,316)	(431)
Premiums in trust	(21,515)	(30,737)

Net Cash Used in Operating Activities	(65,530)	(39,038)

INVESTING ACTIVITIES

Business acquisitions	-	-

Net Cash Used in Investing Activities	-	-

FINANCING ACTIVITIES

Repayment of capital leases	(1,945)	(6,748)
Repayments of related party note payable	(1,124)	(3,404)
Proceeds from notes payable	-	24,668
Repayments of notes payable	(46,408)	(180,602)

Net Cash Used in Financing Activities	(49,477)	(166,086)

NET INCREASE (DECREASE) IN CASH	(115,007)	(205,124)
CASH AT BEGINNING OF PERIOD	296,446	340,723
CASH AT END OF PERIOD	$181,439	$135,599

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION

CASH PAID FOR:
Interest	$9,595	$19,492
Income taxes	-	-

NON CASH FINANCING ACTIVITIES:
Business acquisitions using notes payable	$-	$-

The accompanying notes are an integral part of these financial statements.

4

LEEWARD GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
March 31, 2010 and 2009

NOTE 1 – CONDENSED FINANCIAL STATEMENTS

The accompanying financial statements have been prepared by the Company without audit.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at March 31, 2010, and for all periods presented herein, have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted.  It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2009 audited financial statements.  The results of operations for the period ended March 31, 2010 is not necessarily indicative of the operating results for the full year.

NOTE 2 - GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

5

LEEWARD GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
March 31, 2010 and 2009

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements
Below is a listing of the most recent accounting pronouncements issued since the December 31, 2009 audited financial statements of the Company were released and through May 28, 2010. The Company has evaluated these pronouncements and does not expect their adoption to have a material impact on the Company’s financial position, or statements.

▪
Accounting Standards Update 2010-17 Revenue Recognition- Milestone Method (Topic 605): Milestone Method of Revenue Recognition – a consensus of the FASB emerging issues task force. Effective for fiscal years on or after June 15, 2010.

▪	Accounting Standards Update 2010-12 Income Taxes (Topic 740): Accounting for Certain Tax Effects of the 2010 Health Care Reform Acts (SEC Update). Effective July 1, 2010.
▪	Accounting Standards Update 2010-11Derivatives and Hedging (Topic 815): Scope Exception Related to Embedded Credit Derivatives. Effective July 1, 2010.
▪	Accounting Standards Update 2010-09 Subsequent Events (topic 855): Amendments to Certain Recognition and Disclosure Requirements. Effective July 1, 2010.
▪	Accounting Standards Update 2010-06 Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. Effective July 1, 2010.
▪	Accounting Standards Update 2010-05 Compensation-Stock Compensation (Topic718): Escrowed share arrangements and the Presumption of Compensation (SEC Update). Effective July 1, 2010.
▪	Accounting Standards Update 2010-04 (ASU 2010-04), Accounting for Various Topics-Technical Corrections to SEC Paragraphs. Effective July 1, 2010.

NOTE 4 – RELATED PARTY NOTES PAYABLE

As of March 31, 2010 and December 31, 2009, the Company had borrowed a total of $32,466 and $33,590 from related parties.  These notes bear no interest, are unsecured and are due on demand.

NOTE 5 – NOTES PAYABLE

As of March 31, 2010 and December 31, 2009 the Company had an SBA loan with an outstanding balance of $630,626 and $646,034.  The original note was entered into during October of 2009, had a principle balance was $650,000 at a fixed interest rate of 6%.  The loan matures on September 30, 2019 and is collateralized by the assets of the Company and all of its wholly owned subsidiaries.

As of March 31, 2010 and December 31, 2009 the Company also owed the shareholders of Brady Rogers, Inc. $-0- and $25,000 pursuant to the purchase agreement dated December 31, 2008.

On November 6, 2009 the Company entered into a convertible note payable with a third party.  Pursuant to the note agreement, the Company borrowed $220,000, including accrued interest, due on February 2, 2010.  The note is payable in cash or can be converted into shares of the Company’s common stock at a 15% discount to the market price on the date of conversion.

In accordance with ASC 470, the Company has analyzed the beneficial nature of the conversion terms and determined that a beneficial conversion feature (BCF) exists.  The Company calculated the value of the BCF

6

LEEWARD GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
March 31, 2010 and 2009

NOTE 4 – NOTES PAYABLE

using the intrinsic method as stipulated in ASC 470.  Based on the stockprice on the day of commitment, the discount as agreed to in the note, and the number of convertible shares, the BCF was valued at $38,824.  The BCF has been recorded as a discount to the debenture payable and an increase in Additional Paid-in Capital.

In accordance with ASC 470, the Company is amortizing the BCF over the life of the contract, which is 90 days.  During the three months ended March 31, 2010 the Company recognized $15,099 in amortization which has been charged to interest expense resulting in a carrying value of $220,000 as of March 31, 2010.

NOTE 6 – SUBSEQUENT EVENTS

On May 28, 2010, we issued 11,989,775 common shares as compensation for services rendered to our company.  These shares were issued to one U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

On May 28, 2010, we issued 65,000,000 shares of our common stock to the former shareholders of Leeward Group, Inc. a Delaware corporation, in consideration for the acquisition of all of the issued and outstanding common shares in the capital of Leeward Group, Inc.  These shares were issued to three U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

As of the closing date, the former shareholders of Leeward held 65% of the issued and outstanding common shares of our company.

LEEWARD GROUP, INC.

AUDIT REPORT OF INDEPENDENT ACCOUNTANTS
AND
CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2009 and 2008

LEEWARD GROUP, INC.

TABLE OF CONTENTS

Page

Audit Report of Independent Accountants                                                                                                                                                                                                                                                                                                                                             2

Consolidated Balance Sheets – December 31, 2009 and 2008                                                                                                                                                                                                                                                                                                                3

Consolidated Statements of Operations for the years ended December 31, 2009 and 2008                                                                                                                                                                                                                                                              4

Consolidated Statements of Stockholder’s Equity for the years ended December 31, 2009 and 2008                                                                                                                                                                                                                                            5

Consolidated Statements of Cash Flows for the years ended December 31, 2009 and 2008                                                                                                                                                                                                                                                             6

Notes to Consolidated Financial Statements                                                                                                                                                                                                                                                                                                                                            7

_______________________________________

SADLER, GIBB & ASSOCIATES, L.L.C.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Leeward Group, Inc.

We have audited the accompanying consolidated balance sheet of Leeward Group, Inc. as of December 31, 2009 and 2008, and the related statements of income, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Leeward Group, Inc. as of December 31, 2009 and 2008, and the results of their operations and their cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company had losses from operations of $129,882, an accumulated deficit of $515,647, and working capital deficit of $97,137, which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

SADLER, GIBB AND ASSOCIATES, LLC

Salt Lake City, UT
May 28, 2010

LEEWARD GROUP, INC.
Balance Sheets

ASSETS

	December 31,	December 31,
	2009	2008

CURRENT ASSETS

Cash	$183,361	$237,313
Restricted cash	113,085	103,410
Accounts receivable	102,841	65,260
Prepaid expenses	6,667	-

Total Current Assets	405,954	405,983

PROPERTY AND EQUIPMENT, net	8,049	25,946

OTHER ASSETS
Intangible assets, net	626,708	708,356

TOTAL ASSETS	$1,040,711	$1,140,285

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable and accrued expenses	$24,201	$17,761
Premiums in trust	96,122	87,899
Capital leases	17,586	34,050
Related party note payable	33,590	38,318
Short-term notes payable	249,901	17,914
Notes payable, current portion	49,664	263,596

Total Current Liabilities	471,064	459,538

LONG-TERM LIABILITIES

Notes payable, net of current portion	596,370	503,337

TOTAL LIABILITIES	1,067,434	962,875

STOCKHOLDERS' EQUITY

Common stock; $0.01 par value,100,000,000 shares
authorized; 12,106,000 and 12,106,000 shares issued
and outstanding, respectively	121,058	121,058
Additional paid-in capital	367,866	329,042
Accumulated deficit	(515,647)	(272,690)

Total Stockholders' Equity	(26,723)	177,410

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,040,711	$1,140,285

The accompanying notes are an integral part of these financial statements.

LEEWARD GROUP, INC.
Statements of Operations

	For the Year Ended	For the Year Ended
	December 31,	December 31,
	2009	2008

REVENUES	$1,226,304	$839,140

OPERATING EXPENSES

Depreciation and amortization	139,545	118,074
Salaries and wages	664,598	503,401
General and administrative	552,043	283,099

Total Operating Expenses	1,356,186	904,574

OPERATING LOSS	(129,882)	(65,434)

OTHER INCOME (EXPENSE)

Interest income	252	9,169
Interest expense	(113,327)	(93,964)

Total Other Income (Expense)	(113,075)	(84,795)

NET LOSS BEFORE INCOME TAXES	(242,957)	(150,229)

INCOME TAX EXPENSE	-	-

NET LOSS	$(242,957)	$(150,229)

BASIC AND DILUTED LOSS
PER SHARE	$(0.02)	$(0.08)

WEIGHTED AVERAGE NUMBER
NUMBER OF SHARES OUTSTANDING	10,610,112	1,830,627

The accompanying notes are an integral part of these financial statements.

LEEWARD GROUP, INC.
Statements of Stockholders' Equity

			Additional		Total
	Common Stock		Paid-in	Retained	Stockholders'
	Shares	Amount	Capital	Earnings	Equity

Balance, December 31, 2007	2	$-	$100	$(122,461)	$(122,361)

Common Stock issued in Share Exchange	10,605,800	106,058	(106,058)	-	-

Common Stock issued in for cash
at $0.30 per share	1,500,000	15,000	435,000	-	450,000

Net loss for the year
ended December 31, 2008	-	-	-	(150,229)	(150,229)

Balance, December 31, 2008	12,105,802	121,058	329,042	(272,690)	177,410

Value of beneficial conversion feature	-	-	38,824	-	38,824

Net loss for the year
ended December 31, 2009	-	-	-	(242,957)	(242,957)

Balance, December 31, 2009	12,105,802	$121,058	$367,866	$(515,647)	$(26,723)

The accompanying notes are an integral part of these financial statements.

LEEWARD GROUP, INC.
Statements of Cash Flows

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

OPERATING ACTIVITIES

Net loss	$(242,957)	$(150,229)
Adjustments to reconcile net loss to
net cash used by operating activities:
Depreciation and amortization	139,545	118,074
Beneifical conversion feature	23,725	-
Changes in operating assets and liabilities
Accounts receivable	(37,581)	(64,114)
Prepaid expenses	13,333	-
Accounts payable	6,440	17,761
Premiums in trust	8,223	87,899

Net Cash Used in Operating Activities	(89,272)	9,391

INVESTING ACTIVITIES
Purchase of property and equipment	-	(2,100)
Business acquisitions	(20,000)	-

Net Cash Used in Investing Activities	(20,000)	(2,100)

FINANCING ACTIVITIES

Repayment of capital leases	(16,464)	(15,397)
Repayments of related party note payable	(4,728)	-
Proceeds from related party notes payable	-	38,318
Proceeds from notes payable	850,000	17,914
Repayments of notes payable	(763,813)	(205,959)
Common stock sold for cash	-	450,000

Net Cash Provided by Financing Activities	64,995	284,876

NET INCREASE (DECREASE) IN CASH	(44,277)	292,167
CASH AT BEGINNING OF PERIOD	340,723	48,556
CASH AT END OF PERIOD	$296,446	$340,723

	-	-
SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION

CASH PAID FOR:
Interest	$(76,269)	$(93,964)
Income taxes	-	-

NON CASH FINANCING ACTIVITIES:
Business acquisitions using notes payable	$20,000	$163,299

The accompanying notes are an integral part of these financial statements.

LEEWARD GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 1 – NATURE OF OPERATIONS

Leeward Group, Inc, (the “Company”) was incorporated under the laws of the State of Delaware on June 24, 2008.  The Company operates as a general insurance agency that markets and sells insurance products, including property and casualty insurance products as well as life, health and group health insurance products.  The Company has one wholly-owned subsidiary, Sangamon Associates, Inc., which it acquired through a share exchange entered into on October 30, 2008.  Sangamon Associates, Inc has its own wholly-owned subsidiary, Flagship Insurance Agency, Inc. which it acquired on August 1, 2007.  The financial statements are prepared on a consolidated basis.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
These consolidated financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in US dollars. The Company’s fiscal year-end is December 31.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Principles of Consolidation
The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, Sangamon Associates, Inc along with its wholly-owned subsidiary Flagship Insurance Agency, Inc. All significant intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents
The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents are maintained with major financial institutions in the US. Deposits held with these banks at times exceed $250,000 of insurance provided on such deposits. The Company has not experienced any losses in such accounts and believes that it is not exposed to any significant credit risk on cash and cash equivalents. At December 31, 2009 and 2008, no excess existed.

As of December 31, 2009 and 2008 the Company had $296,446 and $340,723 of cash and cash equivalents, respectively.

Fixed Assets
Property, plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, ranging from 3 to 7 years for furniture, fixtures, machinery and equipment.  Leasehold improvements are amortized over the lesser of the term of the lease or the economic life of the asset.

LEEWARD GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Long-lived Assets
The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

Fair Value of Financial Instruments
On January 1, 2008, the Company adopted ASC 820, “Fair Value Measurements. ASC 820 defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosure requirements for fair value measures. The three levels are defined as follows:

▪	Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
▪
Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

▪	Level 3 inputs to valuation methodology are unobservable and significant to the fair measurement.

The carrying amounts reported in the balance sheets for the cash and cash equivalents, receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of fair value because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The carrying value of notes payable approximates fair value because negotiated terms and conditions are consistent with current market rates as of December 31, 2009 and 2008.

Revenue Recognition
The Company recognizes revenue according to ASC 740, when persuasive evidence of an arrangement exists, the price to the buyer is fixed or determinable and collectability is reasonably assured.  These criteria are typically met when a policy is signed.  When policies are signed, the Company enters the sales into its policy management and tracking system which is when revenue is recognized.  Returns are booked as contra-revenue and are generally less than 1% of all sales and thus no reserve or estimate of returns is recorded.  Cash for sales is either collected up-front in the form of a non-refundable deposit which is greater than the commission portion due to the Company.  The remaining sales are remitted on a monthly basis from the insurance providers.  No allowance for doubtful accounts is recorded as all remittances are made from the insurance providers directly; revenue is not recognized on cancelled policies.

LEEWARD GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes
The Company applies ASC 740, which requires the asset and liability method of accounting for income taxes.  The asset and liability method requires that the current or deferred tax consequences of all events recognized in the financial statements are measured by applying the provisions of enacted tax laws to determine the amount of taxes payable or refundable currently or in future years. Deferred tax assets are reviewed for recoverability and the Company records a valuation allowance to reduce its deferred tax assets when it is more likely than not that all or some portion of the deferred tax assets will not be recovered.

The Company adopted ASC 740, at the beginning of fiscal year 2008. This interpretation requires recognition and measurement of uncertain tax positions using a “more-likely-than-not” approach, requiring the recognition and measurement of uncertain tax positions. The adoption of ASC 740 had no material impact on the Company’s financial statements.

Stock-Based Compensation
The Company records stock-based compensation in accordance with SFAS No. 123R “Share Based Payments”, using the fair value method. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. Equity instruments issued to employees and the cost of the services received as consideration are measured and recognized based on the fair value of the equity instruments issued.

Recent Accounting Pronouncements
Below is a listing of the most recent accounting pronouncements issued since the October 31, 2009 audited financial statements of the Company were released and through May 28, 2010. The Company has evaluated these pronouncements and does not expect their adoption to have a material impact on the Company’s financial position, or statements.

▪
Accounting Standards Update 2010-18-Receivables (Topic 310): Effect of a loan modification when the loan is part of a pool that is accounted for as a single asset-a consensus of the FASB emerging issues task force. Effective for fiscal years on or after July 15, 2010.

▪
Accounting Standards Update 2010-17 Revenue Recognition- Milestone Method (Topic 605): Milestone Method of Revenue Recognition – a consensus of the FASB emerging issues task force. Effective for fiscal years on or after June 15, 2010.

▪	Accounting Standards Update 2010-16 Entertainment- Casinos (Topic 924): Accruals for casino jackpot liabilities – a consensus of the FASB emerging issues task force. Effective December 15, 2010.
▪
Accounting Standards Update 2010-15 Financial Services-Insurance (Topic 994): How investments held through separate accounts affect an insurer’s consolidation analysis of those investments- a consensus of the FASB Emerging Issues Task Force. Effective December 15, 2010.

▪	Accounting Standards Update 2010-14 Accounting for Extractive Activities – Oil & Gas- amendments to paragraph 932-10-S99-1(SEC update)

LEEWARD GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (continued)

▪	Accounting Standards Update 2010-12 Income Taxes (Topic 740): Accounting for Certain Tax Effects of the 2010 Health Care Reform Acts (SEC Update). Effective July 1, 2010.
▪	Accounting Standards Update 2010-11Derivatives and Hedging (Topic 815): Scope Exception Related to Embedded Credit Derivatives. Effective July 1, 2010.
▪	Accounting Standards Update 2010-10 Consolidation (Topic 810): Amendments for Certain Investment Funds. Effective July 1, 2010.
▪	Accounting Standards Update 2010-09 Subsequent Events (topic 855): Amendments to Certain Recognition and Disclosure Requirements. Effective July 1, 2010.
▪	Accounting Standards Update 2010-08 Technical Corrections to Various Topics
▪	Accounting Standards Update 2010-07 Not-for-Profit Entities (Topic 958): Not-for-profit Entities: Mergers and Acquisitions. Effective July 1, 2010.
▪	Accounting Standards Update 2010-06 Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. Effective July 1, 2010.
▪	Accounting Standards Update 2010-05 Compensation-Stock Compensation (Topic718): Escrowed share arrangements and the Presumption of Compensation (SEC Update). Effective July 1, 2010.
▪	Accounting Standards Update 2010-04 (ASU 2010-04), Accounting for Various Topics-Technical Corrections to SEC Paragraphs. Effective July 1, 2010.
▪
Accounting Standards Update 2010-03 (ASU 2010-03), Extractive Activities—Oil and Gas (Topic 932): Oil and Gas Reserve Estimation and Disclosures. (January 2010) Effective for annual reporting periods ending on or after December 31, 2009. Early adoption is not permitted.

NOTE 3 – GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

LEEWARD GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of December 31, 2009:

	2009	2008
Furniture & Office Equipment	$2,100)	$2,100)
Leased equipment	49,447)	49,447)
Total Property and Equipment	51,547)	51,547)
Less: Accumulated Depreciation	(43,498)	(25,601)
Net Property and Equipment	$8,049)	$25,946)

NOTE 5 – ACQUISITIONS

Year ended December 31, 2009
On December 17, 2009 the Company acquired the book of business (the “Assets”) of Waughtal Insurance Agency (“Waughtal”).  Pursuant to the agreement, the Company agreed to pay Waughtal 1) $20,000 at the date of the sale and 2) $20,000 to be paid in ten equal payments starting on January 25th.  Also pursuant to the agreement, the payments outlined above are contingent upon the minimum commission revenue of the Assets acquired to be in excess of $75,000 for the most recent 12 month period of the payment.  In the event that the book of business is less than 90 percent of the said amount, the payments will be reduced by 0.53 times the difference of current twelve months.

The Company has valued the assets acquired based on the $40,000 purchase price and recorded it as an intangible asset.  The Company amortizes this asset over its estimated useful life of 7 years.  As of December 31, 2009 and 2008 the Company has recognized amortization expense of $219 and $-0-, respectively.

Year ended December 31, 2008
On December 31, 2008, the Company acquired the book of business (the “Assets”) of Brady Rogers, Inc (“Brady Rogers”) located in Warwick, Rhode Island.   Pursuant to the agreement, the Company agreed to pay Brady Rogers, Inc. 1) $125,000 at the date of the sale, 2) $25,000 to be paid on December 31, 2009 or the anniversary date, 3) 25 percent commissions received by the Company from insurance companies for which the business was placed for the next 12 months following the closing, 4) 30 percent commissions received by the Company from insurance companies for which the business was placed for the subsequent 36 months following  the anniversary of the closing, 5) 50 percent of profit contingency income received from the assets acquired during the four year payout period (if any is received), and 6) the Company will purchase and pay two 5-year term life insurance policies with a face amount of $500,000 each.  The Company also assumed three capital leases valued at a total of $13,299.

The Company has valued the assets acquired based on the $150,000 purchase price and recorded it as an intangible asset.  The Company amortizes this asset over its estimated useful life of 7 years.  As of December 31, 2009 and 2008 the Company has recognized amortization expense of $21,429 and $-0-, respectively.

LEEWARD GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 5 – ACQUISITIONS (CONTINUED)

On October 30, 2008, Leeward Group, Inc. and Sangamon Associates Inc. (“Sangamon”) entered into a share exchange agreement wherein Sangamon gave to the Company 100% of the 200 shares issued and outstanding in exchange for 10,606,000 of the Company’s common stock.    Due to the fact that both entities are under common control, i.e. the sole shareholders of the Company (Kevin Coughlin, CEO and William Cleave, President) were also the sole shareholders of Sangamon, the Company is required to account for this transaction as a pooling of interest, referenced in ASC 805-10.

The standard refers to APB 16 for detail on how to account for a transaction according to the pooling-of-interest method.  Under that standard the Company accounted for the share exchange agreement by recording assets and liabilities of the separate companies as the recorded assets and liabilities of the combined corporation.  The combined corporation has appropriately recorded the historical-cost based amounts of the assets and liabilities of the separate companies because the existing basis of accounting continues.  The stockholders' equities of the separate companies were also combined as a part of the pooling-of-interests method of accounting. The combined corporation recorded as capital the capital stock and additional paid-in capital of the separate companies. Additionally, retained earnings of the separate companies were combined and recognized as retained earnings of the combined corporation. The amount of outstanding shares of stock of the combined corporation at par exceeded the total amount of capital stock of the combined company. Thus the excess was deducted from the combined additional balance in paid-in capital.

The Company reported results of operations for the period in which the combination occurs as though the companies had been combined as of the beginning of the period. Results of operations for that period thus comprise those of the separate companies combined from the beginning of the period to the date the combination is consummated and those of the combined operations from that date to the end of the period. All effects of intercompany transactions from operations before the date of combination reports operations before and after the date of combination were eliminated.

Finally, balance sheets and other financial information of the separate companies as of the beginning of the period have been presented as though the companies had been combined at that date. Financial statements and financial information of the separate companies presented for prior years have also been restated on a combined basis to furnish comparative information. All restated financial statements and financial summaries indicate clearly that financial data of the previously separate companies are combined.

Impairment of Intangible Assets
Company management reviews the carrying value of all intangible assets on an annual basis or when events transpire that may require impairment.  For the year ended December 31, 2008, the Company relied on a third-party valuation of the fair value of the combined assets of Leeward Group, Inc.  This valuation yielded a fair value for Leeward Group, Inc. in excess of $1,800,000 as of March 31, 2009.

LEEWARD GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 5 – ACQUISITIONS (CONTINUED)

The appraisal was based primarily on a discounted future cash flow valuation.  Cash flow is based on recast net income, which is net income less depreciation, amortization and non-recurring charges.  The non-recurring charges consist of loan origination and closing fees along with fees incurred during the acquisitions made during the year.  Management uses a conservative 2-3 percent growth rate when in actuality revenue growth has outpaced this estimate.  The discount rate is equal the incremental borrowing cost to the Company.

Impairment of Intangible Assets
As of December 31, 2009 the Company performed its own evaluation of the fair value of the assets held by updating the model used in the evaluation for the results of the Company during the year ended December 31, 2009.  Based on this evaluation, the Company feels that there has been no decrease in the fair value of the assets, and the carrying value of the Company’s intangible assets do not exceed their fair value.

NOTE 6 – RESTRICTED CASH AND PREMIUMS IN TRUST

As normal part of its business, the Company receives customer deposits that are to be remitted to the insurance carriers.  In some cases the customers pay the entire policy upfront or a portion of the policy as a down payment.  These funds are directly billed by the Company then remitted to the insurance carriers are typically held for an average of 30 days before being remitted to the insurance carriers.  However, before remittance, the Company deducts a commission percentage earned, which averages 15% of the collected amounts.  The remaining amounts being remitted are classified as restricted cash with an offset to current liabilities.  The Company records the amount to a liability account called premiums in trust to offset the restricted cash held in the Company’s trust accounts.

As of December 31, 2009 and 2008 the Company had $113,085 and $103,410 in restricted cash and premiums in trust.

NOTE 7 – CAPITAL LEASES

As part of the asset purchases the Company assumed the existing leases owned by the various offices.  The Company evaluated these leases at the time of purchase and because they contain beneficial by-out options at the end of the lease, they have been classified as capital leases.   The Company has used the discounted value of future payments as the fair value of these assets and has recorded the discounted value of the remaining payments as a liability.

As of December 31, 2009 and 2008 the net book value of these leased assets is $6,649 and $23,846 as the Company recognizes $17,586 and $34,050 in remaining lease obligations.

LEEWARD GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 7 – CAPITAL LEASES (CONTINUED)

Total future minimum lease payments under capitalized lease obligations together with the net minimum lease payments as of December 31, 2009, are as follows:

Year Ended December 31, 2009
2010	$11,327
2011	6,843
Thereafter	-
18,170
Less Interest Portion	584
Net value of payments	17,586
Current Maturities	8,266
Long-term Obligations	$9,320

NOTE 8 – RELATED PARTY NOTES PAYABLE

During the years ended December 31, 2009 and 2008, the Company had borrowed a total of $33,590 and $38,318 from related parties.  These notes bear no interest, are unsecured and are due on demand.

NOTE 9 – NOTES PAYABLE

As of December 31, 2009 the Company had an SBA loan with an outstanding balance of $646,034.  The original note was entered into during October of 2009, had a principle balance was $650,000 at a fixed interest rate of 6%.  The loan matures on September 30, 2019 and is collateralized by the assets of the Company and all of its wholly owned subsidiaries.

As of December 31, 2009 the Company also owed the shareholders of Brady Rogers, Inc. $25,000 pursuant to the purchase agreement dated December 31, 2008.

On November 6, 2009 the Company entered into a convertible note payable with a third party.  Pursuant to the note agreement, the Company borrowed $220,000, including accrued interest, due on February 2, 2010.  The note is payable in cash or can be converted into shares of the Company’s common stock at a 15% discount to the market price on the date of conversion.

In accordance with ASC 470, the Company has analyzed the beneficial nature of the conversion terms and determined that a beneficial conversion feature (BCF) exists.  The Company calculated the value of the BCF using the intrinsic method as stipulated in ASC 470.  Based on the stock price on the day of commitment, the discount as agreed to in the note, and the number of convertible shares, the BCF was valued at $38,824.  The BCF has been recorded as a discount to the debenture payable and to Additional Paid-in Capital.

In accordance with ASC 470, the Company is amortizing the BCF over the life of the contract, which is 90 days.  As of December 31, 2009 the Company has recognized $23,725 in amortization which has been charges to interest expense resulting in a carrying value of $204,901 as of December 31, 2009.

LEEWARD GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 9 – NOTES PAYABLE (CONTINUED)

As of December 31, 2008 the Company had a note payable of $616,895 to CFG, LLC The original principle balance was $773,481with an interest at the greater of 10% per annum or prime rate plus 5% per annum adjusted on the first business day of the month with monthly principal and interest payments of $16,543.  The loan was to mature on August 10, 2012 and is collateralized by the assets of Sangamon Associates, Inc a wholly owned subsidiary of the Company.  During October 2009, the Company paid this balance in full from the proceeds of the SBA loan noted above.

As of December 31, 2008 the Company had a subordinated note payable of $150,000 to Brady Rogers, Inc. with an interest rate of 5% per annum with one payment of $125,000 due at closing of the Asset Purchase Agreement between the Company and Brady Rogers, Inc. for the assets of Brady Rogers and one payment of $25,000 due January 15, 2010.  The loan is collateralized, subordinated to any bank or third party financing source, by the assets of Brady Rogers, Inc.

As of December 31, 2008 the Company maintained an operating line of credit with interest at Bank of America prime plus 12% per annum with monthly interest and principle payments.  The outstanding balance as of December 31, 2008 is $17,952.

At December 31, 2009, total future minimum payments required under all note payable agreements, excluding the capital lease obligations, are as follows:

Year Ended December 31, 2009
2010	$333,154
2011	52,728
2012	55,980
2013	59,433
2014	63,098
Thereafter	365,132
Total	$929,525

NOTE 10 – EQUITY TRANSACTIONS

The Company is authorized to issue 100,000,000 shares of common stock.  As of December 31, 2009 and 2008 there were 12,105,802 shares issued and outstanding.

On October 30, 2008 the Company issued 10,606,000 common shares of the Company in a share exchange with Sangamon Associates, Inc pursuant to a share exchange agreement and in accordance with the Company’s by-laws.

On October 30, 2008 the Company issued 1,500,000 common shares of the Company at $0.30 per common share in accordance with the Company’s by-laws.

LEEWARD GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 11 – INCOME TAXES

The FASB has issued FASB ASC 740-10 which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements.  This standard requires a company to determine whether it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position.  If the more-likely-than-not threshold is met, a company must measure the tax position to determine the amount to recognize in the financial statements.  As a result of the implementation of this standard, the Company performed a review of its material tax positions in accordance with recognition and measurement standards established by FASB ASC 740-10.

Deferred tax assets and the valuation account are as follows:
	2009	2008
Deferred tax assets:
NOL carryover	$185,961	$106,349
Valuation allowance	(185,961)	(106,349)
Net deferred tax asset	$-	$-

The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rates of 39% to pretax income from continuing operations for the years ended December 31, 2009 and 2008. The components of income tax expense are as follows:

	2009	2008
Book income (loss)	$(94,753)	$(150,229)
Value of beneficial conversion feature	15,141	-
Valuation allowance	79,612	150,229
	$-	$-

Due to the uncertainty of the utilization of net operating loss carry forwards, an evaluation allowance has been made to the extent of any tax benefit that net operating losses may generate.  A provision for income taxes has not been made due to net operating loss carry-forwards of $476,823 and $272,690 as of December 31, 2009 and 2008, respectively, which may be offset against future taxable income through 2029. No tax benefit has been reported in the financial statements.

The Company includes interest and penalties arising from the underpayment of income taxes in the consolidated statements of operations in the provision for income taxes.  As of December 31, 2009 and 2008, the Company had no accrued interest or penalties related to uncertain tax positions.

The tax years that remain subject to examination by major taxing jurisdictions are for the years ended December 31, 2009, 2008 and 2007.

LEEWARD GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 12 - COMMITMENTS & CONTINGENCIES

Operating Leases
The Company currently leases office space in three locations.  The first lease was signed on August 1, 2007 for office space located in New Bedford, MA.  This lease terminates on July 31, 2010.  The second lease was signed on March 31, 2009 for office space located in Hartsdale, NY.  This lease terminates on March 31, 2010.  The third lease was entered into on November 1, 2009 for office space located in New Bedford, MA.  This lease terminates on December 31, 2015. The following table summarizes the Company’s future minimum lease payments under operating lease agreements for the five years subsequent to December 31, 2009:

Year Ended
December 31, 2009
2010	$36,465
2011	16,140
2012	16,140
2013	16,140
2014	16,140
Thereafter	16,140
Total	$117,165

The Company recognizes lease expense on a straight-line basis over the life of the lease agreement. Contingent rent expense is recognized as it is incurred. Total rent expense in continuing operations from operating lease agreements was $62,820 and $38,059 for the years ended December 31, 2009 and 2008, respectively.

Litigation
The Company may be involved from time to time in ordinary litigation that will not have a material effect on its operations or finances. The Company is not aware of any pending or threatened litigation, except as outlined below, against the Company or the Company's officers and directors in their capacity as such that could have a material impact on the Company's operations or finances.

NOTE 13 – SUBSEQUENT EVENTS

On May 28, 2010, we issued 11,989,775 common shares as compensation for services rendered to our company.  These shares were issued to one U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

On May 28, 2010, we issued 65,000,000 shares of our common stock to the former shareholders of Leeward Group, Inc. a Delaware corporation, in consideration for the acquisition of all of the issued and outstanding common shares in the capital of Leeward Group, Inc.  These shares were issued to three U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

As of the closing date, the former shareholders of Leeward held 65% of the issued and outstanding common shares of our company.